UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 11, 2016

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.

On January 11 and 12, 2016, Mark T. Bertolini, Chairman and Chief Executive Officer of Aetna Inc. ("Aetna," "we," "us," or "our") and other members of Aetna management will meet with investors and analysts before and after a presentation Mr. Bertolini will provide at the 2016 J.P. Morgan Healthcare Conference (the "Conference") on January 12, 2016 in San Francisco, California. During the presentation and meetings, we expect to:

•
Disclose that full-year 2015 operating earnings per share are projected to be at the high end of our previously projected range of $7.45 to $7.55, (1) based on continued strong performance in our Government business, partially offset by performance in our Individual Commercial business;

•	Report that based on preliminary results of the Medicare Annual Election Period, we project mid-single digit percentage Medicare Advantage membership growth in the first quarter of 2016; and

•
Report that based on preliminary results of the Individual Open Enrollment Period to date, we project that our first quarter 2016 Individual Commercial membership will be at least equal to our year end 2015 reported membership.

A copy of the slides for the presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Aetna’s presentation is scheduled to begin at 6:00 p.m. Eastern Time. Investors, analysts and the general public are invited to listen to the presentation over the Internet via Aetna’s Investor Information website at www.aetna.com/investor. The slides for the presentation also will be available via Aetna's Investor Information website at www.aetna.com/investor. To listen to this presentation live on the Internet, visit Aetna’s website prior to the presentation to download and install any necessary audio software. A webcast replay will be available at the same website for 14 days. Website addresses are included for reference only. The information contained on Aetna's website is not part of this Current Report on Form 8-K and is not incorporated by reference into this Current Report on Form 8-K.

(1)
Projected full-year 2015 operating earnings per share reflect approximately 353 million weighted average diluted shares. Projected operating earnings and projected operating earnings per share exclude from net income attributable to Aetna net realized capital losses of $15.6 million ($23.0 million pretax), transaction and integration-related costs of $96.5 million ($138.6 million pretax), and net litigation-related proceeds of $71.3 million ($109.6 million pretax), each reported by Aetna for the nine months ended September 30, 2015. Projected operating earnings and projected operating earnings per share also exclude from net income attributable to Aetna estimated after-tax amortization of other acquired intangible assets of approximately $166 million ($255 million pretax), which includes amortization of other acquired intangible assets of $124.8 million ($192.0 million pretax) reported by Aetna for the nine months ended September 30, 2015, projected transaction-related costs related to the proposed Humana acquisition and projected integration-related costs related to the Coventry Health Care, Inc. ("Coventry"), the InterGlobal group (“InterGlobal”), and bswift LLC ("bswift") acquisitions, any future net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of our business nor reflect our underlying business performance. Aetna is not able to project the amount of future net realized capital gains or losses or any such other items (other than estimated after-tax amortization of other acquired intangible assets, projected transaction-related costs related to the proposed Humana acquisition and projected integration-related costs related to the Coventry, InterGlobal, and bswift acquisitions) and therefore cannot reconcile projected operating earnings to projected net income attributable to Aetna or projected operating earnings per share to projected net income attributable to Aetna per share in any period. Although the excluded items may recur, management believes that operating earnings and operating earnings per share provide a more useful comparison of Aetna's underlying business performance from period to period. After-tax amortization of other acquired intangible assets relates to our acquisition activities, including Coventry, InterGlobal, and bswift. However, this amortization does not directly relate to the underwriting or servicing of products for customers and is not directly related to the core performance of Aetna’s business operations. Net realized capital gains and losses arise from various types of transactions, primarily in the course of managing a portfolio of assets that support the payment of liabilities. However, these transactions do not directly relate to the underwriting or servicing of products for customers and are not directly related to the core performance of Aetna's business operations. In addition, management uses operating earnings to assess business performance and to make decisions regarding Aetna's operations and the allocation of resources among Aetna's businesses. Operating earnings is also the measure reported to the Chief Executive Officer for these purposes. Non-GAAP financial measures we disclose, such as operating earnings and operating earnings per share, should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Aetna’s control.

Statements in this Current Report on Form 8-K regarding Aetna that are forward-looking, including Aetna’s projections as to operating earnings per share, first quarter 2016 Medicare Advantage and Individual Commercial membership growth, amortization of other acquired intangible assets and weighted average diluted shares, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Aetna’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: unanticipated increases in medical costs (including increased intensity or medical utilization as a result of flu or otherwise; changes in membership mix to higher cost or lower-premium products or membership adverse selection; medical cost increases resulting from unfavorable changes in contracting or re-contracting with providers (including as a result of provider consolidation and/or integration); and increased pharmacy costs (including in Aetna’s health insurance exchange products)); the profitability of Aetna’s public health insurance exchange products, where membership may have more adverse health status and/or higher medical benefit utilization than Aetna projected; uncertainty related to Aetna’s accruals for health care reform’s reinsurance, risk adjustment and risk corridor programs (“3R’s”); the implementation of health care reform legislation, including collection of health care reform fees, assessments and taxes through increased premiums; adverse legislative, regulatory and/or judicial changes to or interpretations of existing health care reform legislation and/or regulations (including those relating to minimum medical loss ratio (“MLR”) rebates); the implementation of health insurance exchanges; Aetna’s ability to offset Medicare Advantage and PDP rate pressures; and changes in Aetna’s future cash requirements, capital requirements, results of operations, financial condition and/or cash flows. Health care reform will continue to significantly impact Aetna’s business operations and financial results, including Aetna’s pricing and medical benefit ratios. Key components of the legislation will continue to be phased in through 2020, and Aetna will be required to dedicate material resources and incur material expenses during 2016 to implement health care reform. Significant parts of the legislation, including aspects of public health insurance exchanges, reinsurance, risk corridor and risk adjustment, continue to evolve through the promulgation of regulations and guidance at the federal level. In addition, pending efforts in the U.S. Congress to amend or restrict funding for various aspects of health care reform, and pending litigation challenging aspects of the law continue to create additional uncertainty about the ultimate impact of health care reform. As a result, many of the impacts of health care reform will not be known for the next several years. Other important risk factors include: adverse changes in health care reform and/or other federal or state government policies or regulations as a result of health care reform or otherwise (including legislative, judicial or regulatory measures that would affect Aetna’s business model, restrict funding for or amend various aspects of health care reform, limit Aetna’s ability to price for the risk it assumes and/or reflect reasonable costs or profits in its pricing, such as mandated minimum medical benefit ratios, or eliminate or reduce ERISA pre-emption of state laws (increasing Aetna’s potential litigation exposure)); adverse and less predictable economic conditions in the U.S. and abroad (including unanticipated levels of, or increases in the rate of, unemployment); reputational or financial issues arising from Aetna’s social media activities, data security breaches, other cybersecurity risks or other causes; Aetna’s ability to diversify Aetna’s sources of revenue and earnings (including by developing, operating and expanding Aetna's consumer business and expanding Aetna’s foreign operations), transform Aetna’s business model, develop new products and optimize Aetna’s business platforms; the success of Aetna’s Healthagen® (including Accountable Care Solutions and health information technology) initiatives; adverse changes in size, product or geographic mix or medical cost experience of membership; managing executive succession and key talent retention, recruitment and development; failure to achieve and/or delays in achieving desired rate increases and/or profitable membership growth due to regulatory review or other regulatory restrictions, the difficult economy and/or significant competition, especially in key geographic areas where membership is concentrated, including successful protests of business awarded to Aetna; failure to adequately implement health care reform; the outcome of various litigation and regulatory matters, including audits, challenges to Aetna’s minimum MLR rebate methodology and/or reports, guaranty fund assessments, intellectual property litigation and litigation concerning, and ongoing reviews by various regulatory authorities of, certain of Aetna’s payment practices with respect to out-of-network providers, other providers and/or life insurance policies; Aetna’s ability to integrate, simplify, and enhance Aetna’s existing products, processes and information technology systems and platforms to keep pace with changing customer and regulatory needs; Aetna’s ability to successfully integrate Aetna’s businesses (including Humana, Coventry, bswift LLC and other businesses Aetna may acquire in the future) and implement multiple strategic and operational initiatives simultaneously; Aetna’s ability to manage health care and other benefit costs; adverse program, pricing, funding or audit actions by federal or state government payors, including as a result of sequestration and/or curtailment or elimination of the Centers for Medicare & Medicaid Services’ star rating bonus payments; Aetna’s ability to reduce administrative expenses while maintaining targeted levels of service and operating performance;

failure by a service provider to meet its obligations to Aetna; Aetna’s ability to develop and maintain relationships (including collaborative risk-sharing agreements) with providers while taking actions to reduce medical costs and/or expand the services each company offers; Aetna’s ability to demonstrate that Aetna’s products and processes lead to access to quality affordable care by Aetna’s members; Aetna’s ability to maintain its relationships with third-party brokers, consultants and agents who sell its products; increases in medical costs or Group Insurance claims resulting from any epidemics, acts of terrorism or other extreme events; changes in medical cost estimates due to the necessary extensive judgment that is used in the medical cost estimation process, the considerable variability inherent in such estimates, and the sensitivity of such estimates to changes in medical claims payment patterns and changes in medical cost trends; a downgrade in Aetna’s financial ratings; and adverse impacts from any failure to raise the U.S. Federal government’s debt ceiling or any sustained U.S. Federal government shut down. For more discussion of important risk factors that may materially affect Aetna, please see the risk factors contained in Aetna’s 2014 Annual Report on Form 10-K (“Aetna’s 2014 Annual Report”) and Aetna's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (“Aetna's Quarterly Report”), each on file with the Securities and Exchange Commission. You should also read Aetna’s 2014 Annual Report and Aetna’s Quarterly Report for a discussion of Aetna’s historical results of operations and financial condition.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Aetna. Aetna does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

The information in this Current Report on Form-8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any Aetna filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Aetna Inc. slide presentation dated January 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: January 11, 2016	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description
Exhibit 99.1	Aetna Inc. slide presentation dated January 12, 2016